                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class A-1




 Original Principal Balance                                                                240,000,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS                   BALANCE
                                                                                              ------                  ---------
              Principal Amount of Notes as of Prior Distribution Date                     240,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                   173,362,258.55              722.342744

                                         Pool Factor                                            0.722343

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             66,637,741.45                                   277.657256
              Plus: Prior Principal Carryover                                  0.00                                     0.000000
                                                                   ----------------
              Total Principal Distributable Amount                    66,637,741.45                                   277.657256

              Principal Distribution Amount                           66,637,741.45                                   277.657256
                                                                   ----------------

              Current Principal Carryover                                                           0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 420,048.00                                     1.750200
              Plus: Prior Interest Carryover                                   0.00                                     0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        420,048.00                                     1.750200

              Interest Distribution Amount                               420,048.00                                     1.750200
                                                                   ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     -------------
              Aggregate Principal Balance                          1,445,383,903.02

              Overcollateralization Amount                            34,521,644.47

              Servicing Fee                                            1,816,136.00                                     1.210757

              Spread Account                                          14,453,839.03
              Net Change in Spread Account                            (8,046,160.97)

              Net Collections                                         65,842,590.64

              Aggregate Principal Balance of Delinquent Contracts        172,401.59

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class A-2




Original Principal Balance                                                                515,000,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS                  BALANCE
                                                                                               ------                 ---------
              Principal Amount of Notes as of Prior Distribution Date                     515,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                   515,000,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                     0.000000
              Plus: Prior Principal Carryover                                  0.00                                     0.000000
                                                                    ---------------
              Total Principal Distributable Amount                             0.00                                     0.000000

              Principal Distribution Amount                                    0.00                                     0.000000
                                                                    ---------------

              Current Principal Carryover                                                           0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,539,134.72                                     2.988611
              Plus: Prior Interest Carryover                                   0.00                                     0.000000
                                                                    ---------------
              Total Interest Distributable Amount                      1,539,134.72                                     2.988611

              Interest Distribution Amount                             1,539,134.72                                     2.988611
                                                                    ---------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     -------------
              Aggregate Principal Balance                          1,445,383,903.02

              Overcollateralization Amount                            34,521,644.47

              Servicing Fee                                            1,816,136.00                                     1.210757

              Spread Account                                          14,453,839.03
              Net Change in Spread Account                            (8,046,160.97)

              Net Collections                                         65,842,590.64

              Aggregate Principal Balance of Delinquent Contracts        172,401.59

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                    ---------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class A-3




Original Principal Balance                                                                210,000,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS                   BALANCE
                                                                                              ------                  ---------
              Principal Amount of Notes as of Prior Distribution Date                     210,000,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                   210,000,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                     0.000000
              Plus: Prior Principal Carryover                                  0.00                                     0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                     0.000000

              Principal Distribution Amount                                    0.00                                     0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 881,125.00                                     4.195833
              Plus: Prior Interest Carryover                                   0.00                                     0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        881,125.00                                     4.195833

              Interest Distribution Amount                               881,125.00                                     4.195833
                                                                   ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL
                                                                                                                    -------------
              Aggregate Principal Balance                          1,445,383,903.02

              Overcollateralization Amount                            34,521,644.47

              Servicing Fee                                            1,816,136.00                                     1.210757

              Spread Account                                          14,453,839.03
              Net Change in Spread Account                            (8,046,160.97)

              Net Collections                                         65,842,590.64

              Aggregate Principal Balance of Delinquent Contracts        172,401.59

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class A-4




Original Principal Balance                                                                343,750,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS                   BALANCE
                                                                                              ------                  ---------
              Principal Amount of Notes as of Prior Distribution Date                     343,750,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                   343,750,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                     0.000000
              Plus: Prior Principal Carryover                                  0.00                                     0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                     0.000000

              Principal Distribution Amount                                    0.00                                     0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,791,510.42                                     5.211667
              Plus: Prior Interest Carryover                                   0.00                                     0.000000
                                                                   ----------------
              Total Interest Distributable Amount                      1,791,510.42                                     5.211667

              Interest Distribution Amount                             1,791,510.42                                     5.211667
                                                                   ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     -------------
              Aggregate Principal Balance                          1,445,383,903.02

              Overcollateralization Amount                            34,521,644.47

              Servicing Fee                                            1,816,136.00                                     1.210757

              Spread Account                                          14,453,839.03
              Net Change in Spread Account                            (8,046,160.97)

              Net Collections                                         65,842,590.64

              Aggregate Principal Balance of Delinquent Contracts        172,401.59

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   =================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class B-1



Original Principal Balance                                                                 56,250,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS                  BALANCE
                                                                                               ------                 ---------
              Principal Amount of Notes as of Prior Distribution Date                      56,250,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                    56,250,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                     0.000000
              Plus: Prior Principal Carryover                                  0.00                                     0.000000
                                                               -------------------
              Total Principal Distributable Amount                             0.00                                     0.000000

              Principal Distribution Amount                                    0.00                                     0.000000
                                                               -------------------

              Current Principal Carryover                                                           0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 254,234.38                                     4.519722
              Plus: Prior Interest Carryover                                   0.00                                     0.000000
                                                               -------------------
              Total Interest Distributable Amount                        254,234.38                                     4.519722

              Interest Distribution Amount                               254,234.38                                     4.519722
                                                               -------------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL
                                                                                                                    -------------
              Aggregate Principal Balance                          1,445,383,903.02

              Overcollateralization Amount                            34,521,644.47

              Servicing Fee                                            1,816,136.00                                     1.210757

              Spread Account                                          14,453,839.03
              Net Change in Spread Account                            (8,046,160.97)

              Net Collections                                         65,842,590.64

              Aggregate Principal Balance of Delinquent Contracts        172,401.59

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                -------------------
              Certificate Distributable Amount                                   --
                                                                ===================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class C-1




Original Principal Balance                                                                 63,750,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS                  BALANCE
                                                                                               ------                 ---------
              Principal Amount of Notes as of Prior Distribution Date                      63,750,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                    63,750,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                     0.000000
              Plus: Prior Principal Carryover                                  0.00                                     0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                     0.000000

              Principal Distribution Amount                                    0.00                                     0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 300,333.33                                     4.711111
              Plus: Prior Interest Carryover                                   0.00                                     0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        300,333.33                                     4.711111

              Interest Distribution Amount                               300,333.33                                     4.711111
                                                                   ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     -------------
              Aggregate Principal Balance                          1,445,383,903.02

              Overcollateralization Amount                            34,521,644.47

              Servicing Fee                                            1,816,136.00                                     1.210757

              Spread Account                                          14,453,839.03
              Net Change in Spread Account                            (8,046,160.97)

              Net Collections                                         65,842,590.64

              Aggregate Principal Balance of Delinquent Contracts        172,401.59

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class D-1




Original Principal Balance                                                                 48,750,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS                   BALANCE
                                                                                              ------                  ---------
              Principal Amount of Notes as of Prior Distribution Date                      48,750,000.00             1000.000000

              Principal Amount of Notes as of Current Distribution Date                    48,750,000.00             1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                     0.000000
              Plus: Prior Principal Carryover                                  0.00                                     0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                     0.000000

              Principal Distribution Amount                                    0.00                                     0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 270,576.04                                     5.550278
              Plus: Prior Interest Carryover                                   0.00                                     0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        270,576.04                                     5.550278

              Interest Distribution Amount                               270,576.04                                     5.550278
                                                                   ----------------

              Current Interest Carryover                                                            0.00                0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
                                                                                                                     -------------
              Aggregate Principal Balance                          1,445,383,903.02

              Overcollateralization Amount                            34,521,644.47

              Servicing Fee                                            1,816,136.00                                     1.210757

              Spread Account                                          14,453,839.03
              Net Change in Spread Account                            (8,046,160.97)

              Net Collections                                         65,842,590.64

              Aggregate Principal Balance of Delinquent Contracts        172,401.59

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================